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                                                                    EXHIBIT 10.4

                AMENDED AND RESTATED COLLATERAL PLEDGE AGREEMENT

         THIS AMENDED AND RESTATED COLLATERAL PLEDGE AGREEMENT ("Agreement") is made this 11th day of August 2000, by and among Mary George, a resident of the State of California ("Pledgor"), and BELL SPORTS, INC., a California corporation ("BELL").

         1.       Pledge

         As security for Pledgor's amended and restated promissory note ("Note") to BELL of even date herewith, which Note evidences the indebtedness of Pledgor to BELL, Pledgor hereby pledges, mortgages, hypothecates, assigns, transfers, delivers, sets over and confirms unto BELL, its success and assigns, the following property, to wit:

                  5,608 shares of Common Stock of BELL SPORTS CORP., a Delaware corporation ("BSC"), together with all proceeds thereof, additions thereto and substitutions therefor, including without limitation any other securities, cash, or other properties distributed with respect to the foregoing securities subject to this Agreement, whether as a result of merger, consolidation, dissolution, reorganization, recapitalization, interest payment, stock split, stock dividend, reclassification or redemption or any other change declared or made in the capital structure of BELL, BSC, or otherwise, as collateral security for the payment in full when due of any and all obligations and indebtedness of Pledgor to BELL, whether direct, indirect or contingent, whether now existing or hereafter incurred and whether or not otherwise secured (hereinafter collectively referred to as the "Obligations"), including without limitation, all obligations and indebtedness of Pledgor under the Note and any extensions, amendments and renewals thereto. In the event of a conflict or inconsistency between the terms hereof and the terms of the Note, the terms of the Note shall control. Pledgor warrants and represents that Pledgor has the right to pledge, mortgage, hypothecate, assign, transfer, deliver, set over and confirm unto BELL all of the foregoing shares free of any encumbrance.

         Pledgor hereby agrees promptly to pledge and deposit hereunder with BELL any stock, securities, or other property with respect to any of the securities represented thereby, whether taken in substitution for or in addition to the above described property. Such stock, other securities and property shall stand pledged and assigned for the Obligations in the same manner as the property described in the first paragraph hereof. All of the property described in this Section 1 and in the first and second paragraphs hereof is hereinafter called the "Pledged Property."

         2.       Voting Power, Dividends, Etc.

                  (a) Unless and until an Event of Default (as hereinafter defined) or an event which, with the passage of time or giving of notice or both would constitute an Event of Default, has occurred, Pledgor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Property, and Pledgor shall be entitled to receive and retain

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any dividends on the Pledged Property paid in cash out of earned surplus on BSC to the extent such dividends are reasonable in amount and paid in the ordinary course of business. To the extent not so permitted, such sums shall be applied to the amount owing under the Note.

                  (b) Pledgor hereby irrevocably appoints the Chief Executive Officer of BELL as Pledgor's proxy holder with respect to the Pledged Property with full power and authority to vote such Pledged Property and otherwise act with respect to such Pledged Property on behalf of Pledgor, provided that this proxy shall be operative only upon an Event of Default. This Proxy shall be irrevocable for so long as any of the Obligations remain in existence, and shall be coupled with an interest. If any Event of Default shall have occurred, then whether or not any holder of the Note, or the Obligations, exercises any available options to declare the Note or the Obligations due and payable or seeks or pursues any other relief or remedy available to such holder under this pledge Agreement or Obligations:

                           (i)     The Chief Executive Officer of BELL, or his
nominee or nominees, shall forthwith, without further action on the part of any person, have the sole and exclusive right to exercise the proxy granted above and all voting, consensual and other powers of ownership pertaining to the Pledged Property and shall exercise such powers in such manner as such person, in his sole reasonable discretion, shall determine to be necessary, appropriate or advisable, and, if BELL shall so request in writing, Pledgor agrees to execute and deliver to BELL such other and additional powers, authorizations, proxies, dividends and such other documents as BELL may reasonably request to secure to BELL the rights, powers and authorities intended to be conferred upon BELL by this Subsection (b); and

                           (ii)    All dividends and other distribution on the
Pledged Property shall be deposited in a sinking fund to be established for the benefit of BELL, and, if BELL shall so request in writing, Pledgor agrees to execute and deliver to BELL appropriate additional dividend, distribution and other orders and documents to that end.

         3.       Sale of Pledged Property After an Event of Default.

         If any Event of Default shall have occurred, then, unless the Note and the Obligations shall have been paid in full at or before the time BELL gives Pledgor the notice provided for in Subsection (a) of this Section 3 or at or before the time the suit provided for in Subsection (b) of this Section 3 shall be begun, BELL may, in its sole discretion, without further demand, advertisement or notice, except as expressly provided for in Subsection (a) of this Section 3, (i) apply the cash, if any, then held by it as collateral hereunder, for the purposes and in the manner provided in Section 4 hereof, and
(ii) if there shall be no such cash or the cash so applied shall be insufficient to make in full all payments provided in Subsections (a) and (b) of Sections 4 hereof:

                           (a)     Sell the Pledged Property, or any part
thereof, in one or more sales, at public or private sale, conducted by an officer or agent or auctioneer or attorney for, BELL, at BELL's place of business or elsewhere, for cash, upon credit or future deliver, and at such price or prices as BELL shall, in its sole discretion, determine, and BELL may be the purchaser of any or all of the pledged Property so sold and shall hold the same thereafter in its own right, free from any claims of Pledgor or any right of redemption of Pledgor. Upon any such sale BELL shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Property

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so sold. Each purchaser (including BELL) at any such sale shall hold the Pledged
Property so sold including, without limitation, any equity or right of redemption of the Pledgor, which the Pledgor hereby specifically waives, to the extent he may lawfully do so, and all rights of redemption, stay or appraisal which he has or may have under any rule of law of statute now existing or hereafter adopted. BELL shall give the Pledgor at least five (5) days written notice, in case of public or private sale. Any such public sale shall be held at such time or times within ordinary business hours as BELL shall fix in the notice of such sale. At any such sale the Pledged Property may be sold in one lot as an entity or in separate parcels. BELL shall not be obligated to make any sale pursuant to any notice. BELL may, without notice or publication, adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, or any adjournment thereof, and any such sale may be made at any time or place to which the same may be so adjourned without further notice or publication. In case of any sale of all or any part of the Pledged Property for credit or for future delivery, the Pledged Property so sold may be retained by BELL until the selling price is paid by the purchaser thereof, but BELL shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Property so sold, and in case of any such failure, such Pledged Property may again be sold under and pursuant tot he provisions hereof, or

                           (b)     Proceed by a suit or suits at law or in
equity to foreclose upon this Agreement and sell the Pledged Property, or any portion therefor, under a judgment or decree of a court or courts of competent jurisdiction.

         This Chief Executive Officer of BELL, as attorney-in-fact pursuant to
Section 5 hereof may, in the name and stead of Pledgor, make and execute all conveyances, assignments and transfers of the Pledged Property sold pursuant to Subsection (a) or (b) of this Section 3. Pledgor shall, if so requested by BELL, ratify and confirm any sale or sales by executing and delivery to BELL or to such purchaser or purchasers all such instruments as may, in the sole judgment of BELL, be advisable.

         4.       Application of Proceeds.

         If an Event of Default exists, the proceeds of any sale, or of collection, of all or any party of the Pledged Property shall be applied by BELL, without any marshaling of assets, in the following order:

                  (a) first, the payment of all of the costs and expenses of such sale, including, without limitation, reasonable compensation to BELL and its agents, attorneys and counsel, and all other reasonable expenses, liabilities and advances made or incurred by BELL in connection therewith; and

                  (b) second to the payment of the principal of and premium, if any, and interest on the Note, and all obligations of the Pledgor under the Note and this Agreement and then to pay any other Obligations; and

                  (c) finally, to the payment of Pledgor, her successors or assigns, or their respective heirs, executors or administrators, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, or any surplus remaining

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from such proceeds after payments of the character referred to in Subsections
(a) and (b) of this Section 4 shall have been made.

         5.       Chief Executive Officer of BELL Appointed Attorney-in-Fact;
Indemnity.

         Upon an Event of Default, the Chief Executive Officer of BELL, his successors and assigns, is hereby appointed attorney-in-fact, with full power of substitution, of Pledgor for the purpose of carrying out the provisions of the Pledge Agreement and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Pledgor will indemnify and save harmless such person from and against any liability or damage which he may incur, in good faith and without gross negligence, in the exercise and performance of any of its or his powers and duties specifically set forth herein.

         6.       No Waiver.

         No failure on the part of BELL to exercise, and no delay on the part of BELL in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by BELL of any right, power or remedy hereunder preclude any other or further right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law or equity.

         7.       Termination of Pledge.

         When all of the Obligations, including, without limitation, the indebtedness evidenced or secured by the Note or this Agreement, shall have been paid in full, this Agreement shall terminate. BELL shall forthwith assign, transfer and deliver to Pledgor or her assignees, without representation, warranty or recourse, against appropriate receipts, all the Pledged Property, if any, then held by him in pledge hereunder.

         8.       Representations and Warranties.

         Pledgor hereby represents and warrantees that, when the Pledged Property is pledged hereunder:

                  (a) Ownership of Pledged Property. Pledgor is the legal and equitable owner of the Pledged Property free and clear of all liens, charges, encumbrances and security interests of every kind and nature, other than those created hereunder.

                  (b) Authority to Pledge. Pledgor has taken all action necessary to make this Pledge and all obligations hereunder fully enforceable against Pledgor.

                  (c) Continuous Security Interest. Pledgor hereby agrees that until payment of principal, interest, and all other sums owing pursuant to the Note in accordance with the terms thereof and performance in full of all of the Obligations and the covenants, conditions and

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agreements to Pledgor hereunder, all rights, powers and remedies granted to BELL hereunder shall continue to exist and may be exercised by BELL.

                  (d) Right to Transfer. Pledgor hereby represents and warrants that on the date of this Agreement he has the absolute right and authority to enter into this Agreement and thereby to create in favor of BELL a valid and binding security interest in the Pledged Property, subject to no liens, charges, encumbrances or rights of others.

                  (e) No Transfer, Further Encumbering, Etc. Pledgor hereby agrees not to directly or indirectly assign, transfer, or convey or further encumber the Pledged Property or any part thereof or interest therein without the prior written consent of BELL.

         9.       Governing Law.

         This Agreement shall in all respects be construed and interpreted in accordance with and governed by the laws of the State of California applicable to agreements made and to be performed entirely in California by California residents.

         10.      Successor and Assigns.

         This Agreement shall be binding upon and insure to the benefit of the respective successor and assign of Pledgor and BELL, and any subsequent holder of the Note or the Obligations.

         11.      Additional Instruments and Assurance.

         Pledgor hereby agrees, at her own expense, to execute and deliver, from time to time, any and all further or other instruments, and to perform such acts as BELL may reasonably request for purposes of this Agreement and to secure to BELL, and to all persons who may from time to time be the holder of the Note or the Obligations, the benefits of all rights, authorities and remedies conferred upon BELL by the terms of this Agreement.

         12.      Notices.

         All notices or other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed or telegraphed or delivered, if to Pledgor, at her address at 33822 Bridgehampton, Dana Point, CA 92629, or if to BELL at 6350 San Ignacio, San Jose, CA 95119, ATTN: Chief Financial Officer, or, as to each party, at such other address as shall be designated by such party in a written notice to the other party, complying with the foregoing terms. All such notices and communications shall, when mailed or telegraphed, be effective when deposited in the United States mail, postage prepaid, certified, registered or express, return receipt requested, or delivered to the telegraph company or overnight courier, charges prepaid, respectively, addressed as aforesaid.

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         13.      Entire Agreement.

         This Amended and Restated Collateral Pledge Agreement amends and restates in its entirety Collateral Pledge Agreement dated April 17, 2000.

         14.      Severability.

         In case any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been included.

         15.      Events of Default.

         Pledgor shall be in default under this Agreement upon the occurrence of any one of the following events (herein referred to as an "Event of Default"):

                  (a) Default by Pledgor in the due observance or performance of any covenant or agreement contained herein or breach by Pledgor of any representation or warranty herein contained; or

                  (b) any default by Pledgor in the payment or performance when due of any of the Obligations, including, without limitation, the payment of the principal of, or interest on, any indebtedness of Pledgor to BELL, as set forth in the Note; or

                  (c) The occurrence of any Event of Default under the provisions of the Note, and any other instrument, document or agreement security the indebtedness evidenced by the Note.

         16.      Heading.

         The headings of the Sections of this Agreement have been inserted for convenience of reference only and shall in no way affect the construction or interpretation of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the parties have entered into this Amended and
Restated Collateral Pledge Agreement as of the date first above written.

                                               PLEDGOR:

                                               /s/ Mary George
                                               ---------------------------------
                                               Mary George



                                               BELL SPORTS, INC.



                                               By:   /s/ Richard S Willis
                                                   -----------------------------
                                               Name:     Richard S Willis
                                               Title:    President & CEO